EXHIBIT 10.5


                           INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 20 day of May, 2002, by and between AccuPoll, Inc., a Delaware corporation (the "Corporation"), and Dennis Vadura ("Indemnitee"), a director and/or officer.

                                    RECITALS

         A. It is essential to the Corporation to retain and attract as directors and officers of the Corporation the most capable persons available.

         B. The substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited.

         C. It is the express policy of the Corporation to indemnify directors and executive officers of the Corporation so as to provide them with the maximum possible protection permitted by law.

         D. Indemnitee does not regard the protection available under the Delaware General Corporation Law or the Bylaws of the Corporation as adequate in the present circumstances, and may not be willing to serve as a director or officer without adequate protection, and the Corporation desires Indemnitee to serve in such capacity.

                                   AGREEMENTS

         NOW, THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

         1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a director and/or an officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

         2. DEFINITIONS. As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether brought by or in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, and/or any inquiry or investigation, in which Indemnitee may be or may have been involved as a party or otherwise, or that Indemnitee in good faith believes might lead to the institution of any such proceeding, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such a director or officer, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

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         (b) The term "Expenses" shall include,  without  limitation,  expenses, costs and obligations, paid or incurred, of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses reasonably and actually incurred in establishing a right to indemnification under Section 8 of this Agreement including, without limitation, those incurred in investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend with respect to any claim, issue or matter relating thereto or in connection therewith, but shall not include the amount of judgments, fines or penalties against Indemnitee.

         (c) A "Change in Control" shall be deemed to have occurred if, after the date hereof, there is any transaction or series of transactions within any twelve (I2)-month period, including, without limitation, a merger, consolidation or exchange of securities, in which the holders of all of the Corporation's outstanding voting securities immediately prior to the consummation of such transaction or the first transaction of such series of transactions do not own, directly or indirectly, a majority of the combined voting power of the Corporation's outstanding securities upon consummation of such transaction or series of such transactions.

         (d) The term "Independent Legal Counsel" shall include any attorney or firm of attorneys, selected in accordance with Section 5 hereof, who shall not have otherwise performed services for the Corporation or Indemnitee within the five years prior to the date of selection (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnification agreements).

         (e) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or its subsidiaries, if any, which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation, and, in the case of a criminal action or proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of

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itself,  create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation (or that Indemnitee did not meet any other particular standard of conduct or have any other particular belief or that a court has determined that indemnification is not permitted by applicable law), and with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

         4. INDEMNITEE IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation, or any subsidiary, if any, to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director or officer of the Corporation or any subsidiary, if any, of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section 4, in respect of any Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

         5. CHANGE IN CONTROL. The Corporation agrees that in the event of a Change in Control, and with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification and payment of Expenses under this Agreement or any other agreement to which the Corporation and Indemnitee are parties or the Bylaws of the Corporation as hereafter in effect relating to indemnification of directors and/or officers of the Corporation, the Corporation shall seek legal advice only from the Independent Legal Counsel selected by Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Corporation agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         6. INDEMNIFICATION PROHIBITED. Notwithstanding the provisions of Sections 3 and 4, no indemnification shall be made in connection with any Proceeding charging improper personal benefit to Indemnitee, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

         7. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement whatsoever, to the extent that Indemnitee has

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been  successful on the merits or otherwise  (including a settlement) in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses reasonably and actually incurred in connection therewith.

8. ADVANCES OF EXPENSES. Expenses incurred by Indemnitee pursuant to Sections 3 and 4 in any Proceeding shall be paid by the Corporation in advance as soon as practicable but not later than three business days after receipt of the written request of Indemnitee, provided that Indemnitee shall (i) affirm in such written request that he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation and (ii) undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification, and further provided that a determination has been made that the facts then known would not preclude indemnification pursuant to the terms of this Agreement.

9. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.

         (a) Any indemnification under Sections 3 and 4 shall be made as soon as practicable but in any event no later than 30 days after receipt by the Corporation of the written request of Indemnitee.
         (b) The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that Indemnitee has not met such applicable standard conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with successfully establishing Indemnitee's right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

         (c) The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable.

10. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE.

         (a) Notwithstanding any other provision of this Agreement, the Corporation hereby agrees to indemnify Indemnitee to the full extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of this Agreement, the Corporation's Certificate of Incorporation, the Bylaws, or by statute. In the event of any changes, after the

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date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights, and Corporation's obligations, under this Agreement. In the event of any changes in any applicable law, statute, or rule which narrow the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (b) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the laws of the State of Delaware, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all claims, issues or matters relating in whole or in part to an indemnifiable event, occurrence or matter hereunder, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection with such defenses..

12. EFFECT OF FEDERAL LAW. Both the Corporation and indemnitee acknowledge that in certain instances, federal law will override Delaware law and prohibit the Corporation from indemnifying its officers and directors. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal law prohibits indemnification for certain violations of the Employee Retirement Income Security Act.

13. LIABILITY INSURANCE.

         (a) In the event that [Sales Strategies, Inc.], the Corporation's parent, does not obtain officers and directors insurance covering Indemnitee, the Corporation shall obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors with coverage for losses from wrongful acts, or to ensure the Corporation's performance of its indemnification obligations under this Agreement.

         (b) Indemnitee hereby releases the Corporation and its respective authorized representatives from any claims for indemnification hereunder if and to the extent that Indemnitee receives proceeds from any liability insurance policy or other third-party source in payment or reimbursement for such claims. Indemnitee hereby agrees to assign all proceeds Indemnitee receives under any such insurance policy or third-party agreement to the extent of the amount of indemnification made to Indemnitee under the terns of this Agreement. Finally,

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Indemnitee shall cause each insurance policy or other  third-party  agreement by which Indemnitee may be entitled to payment or reimbursement to provide that the insurance company or the third-party agreement by which Indemnitee may be entitled to payment or reimbursement to provide that the insurance company or the third party waives all right of recovery by way of subrogation against the Corporation in connection with any claim for indemnification under this Agreement. If such waiver of subrogation cannot be obtained except with the payment of additional sums in premiums or otherwise, Indemnitee shall notify the Corporation of this fact. The Corporation shall then have ten (10) days after receiving such notice to agree to pay such additional sums. If a waiver of subrogation rights is not obtainable at any price or if the Corporation shall fail to agree to pay such additional sums, Indemnitee shall be relieved of the obligation to obtain the waiver of subrogation rights with respect to any particular insurance policy or third-party agreement.

14. SAVING CLAUSE. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The provisions of this Agreement (including any provision within a single section, paragraph or sentence) shall be severable in accordance with this Section 14. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law, and this Agreement shall remain enforceable to the fullest extent permitted by law.

15. NOTICE. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to AccuPoll, Inc., 4440 Von Karman Ave., Suite 125, Newport Beach, California 92660, Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee), together with a copy thereof to Shaw Pittman 2029 Century Park East, Suite 2550, Los Angeles, CA 90067, Attention:
William Peters, Esq. All notices, requests, demands and other communications shall be deemed received three days after the date postmarked if (i) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (ii) sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and shall be within Indemnitee's power.

16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California without giving effect to its rules of conflicts of laws.

18. CONSENT TO JURISDICTION. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California, in the County of Los Angeles, or, if it has or can acquire

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jurisdiction,  in the United States  District Court for the Central  District of
California, for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns (including any direct or indirect successors by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), spouses, heirs, and personal and legal representatives. The Corporation shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Corporation or of any other enterprise.

20. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees and disbursements, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and crossclaims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

21. SUBSEQUENT INSTRUMENTS AND ACTS. The parties hereto agree that they will execute any further instrument and perform any acts that may become necessary from time to time to carry out the terms of this Agreement.

22. LIMITATIONS PERIOD. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Corporation or any affiliate of the Corporation against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

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IN WITNESS  WHEREOF,  the parties  hereby have caused this  Agreement to be duly executed and signed as of the day and year first above written.

                                                     AccuPoll, Inc.,
                                                     a Delaware corporation

                                                     By:  /s/ Frank Wiebe
                                                     Name: Frank Wiebe
                                                     Title: President

                                                     INDEMNITEE:

                                                     /s/ Dennis Vadura
                                                     Dennis Vadura

                           INDEMNIFICATION AGREEMENT.

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 20 day of May, 2002, by and between AccuPoll, Inc., a Delaware corporation (the "Corporation"), and Frank Wiebe ("Indemnitee"), a director and/or officer.

                                    RECITALS

         A. It is essential to the Corporation to retain and attract as directors and officers of the Corporation the most capable persons available.

         B. The substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited.

         C. It is the express policy of the Corporation to indemnify directors and executive officers of the Corporation so as to provide them with the maximum possible protection permitted by law.

         D. Indemnitee does not regard the protection available under the Delaware General Corporation Law or the Bylaws of the Corporation as adequate in the present circumstances, and may not be willing to serve as a director or officer without adequate protection, and the Corporation desires Indemnitee to serve in such capacity.

                                   AGREEMENTS

         NOW, THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

         I. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a director and/or an officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

         2. DEFINITIONS. As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether brought by or in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, and/or any inquiry or investigation, in which Indemnitee may be or may have been involved as a party or otherwise, or that Indemnitee in good faith believes might lead to the institution of any such proceeding, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such a director or officer, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer; employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

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         (b) The term "Expenses" shall include,  without  limitation,  expenses, costs and obligations, paid or incurred, of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses reasonably and actually incurred in establishing a right to indemnification under Section 8 of this Agreement including, without limitation, those incurred in investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend with respect to any claim, issue or matter relating thereto or in connection therewith, but shall not include the amount of judgments, fines or penalties against Indemnitee.

         (c) A "Change in Control" shall be deemed to have occurred if, after the date hereof, there is any transaction or series of transactions within any twelve (12)-month period, including, without limitation, a merger, consolidation or exchange of securities, in which the holders of all of the Corporation's outstanding voting securities immediately prior to the consummation of such transaction or the first transaction of such series of transactions do not own, directly or indirectly, a majority of the combined voting power of the Corporation's outstanding securities upon consummation of such transaction or series of such transactions.

         (d) The term "Independent Legal Counsel" shall include any attorney or firm of attorneys, selected in accordance with Section 5 hereof, who shall not have otherwise performed services for the Corporation or Indemnitee within the five years prior to the date of selection (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnification agreements).

         (e) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or its subsidiaries, if any, which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation, and, in the case of a criminal action or proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation (or that Indemnitee did not meet any other particular standard of conduct or have any other particular belief or that a court has determined that indemnification is not permitted by applicable law), and with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

         4. INDEMNITEE IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation, or any subsidiary, if any, to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director or officer of the Corporation or any subsidiary, if any, of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section 4, in respect of any Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

         5. CHANGE IN CONTROL. The Corporation agrees that in the event of a Change in Control, and with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification and payment of Expenses under this Agreement or any other agreement to which the Corporation and Indemnitee are parties or the Bylaws of the Corporation as hereafter in effect relating to indemnification of directors and/or officers of the Corporation, the Corporation shall seek legal advice only from the Independent Legal Counsel selected by Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Corporation agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         6. INDEMNIFICATION PROHIBITED. Notwithstanding the provisions of Sections 3 and 4, no indemnification shall be made in connection with any Proceeding charging improper personal benefit to Indemnitee, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

         7. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement whatsoever, to the extent that Indemnitee has been successful on the merits or otherwise (including a settlement) in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses reasonably and actually incurred in connection therewith.

         8. ADVANCES OF EXPENSES. Expenses incurred by Indemnitee pursuant to Sections 3 and 4 in any Proceeding shall be paid by the Corporation in advance as soon as practicable but not later than three business days after receipt of the written request of Indemnitee, provided that Indemnitee shall (i) affirm in such written request that he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the Corporation or (in all other cases) not opposed to the best interests of the Corporation and (ii) undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification, and further provided that a determination has been made that the facts then known would not preclude indemnification pursuant to the terms of this Agreement.

         9. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.

     (a) Any indemnification under Sections 3 and 4 shall be made as soon as practicable but in any event no later than 30 days after receipt by the Corporation of the written request of Indemnitee.

     (b) The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that Indemnitee has not met such applicable standard conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with successfully establishing Indemnitee's right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

     (c) The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable.

         10. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE.

     (a) Notwithstanding any other provision of this Agreement, the Corporation hereby agrees to indemnify Indemnitee to the full extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of this Agreement, the Corporation's Certificate of Incorporation, the Bylaws, or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights, and Corporation's obligations, under this Agreement. In the event of any changes in any applicable law, statute, or rule which narrow the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     (b) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the laws of the State of Delaware, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all claims, issues or matters relating in whole or in part to an indemnifiable event, occurrence or matter hereunder, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection with such defenses.

         12. EFFECT OF FEDERAL LAW. Both the Corporation and indemnitee acknowledge that in certain instances, federal law will override Delaware law and prohibit the Corporation from indemnifying its officers and directors. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal law prohibits indemnification for certain violations of the Employee Retirement Income Security Act.

         13. LIABILITY INSURANCE.

     (a) In the event that [Sales Strategies, Inc.], the Corporation's parent, does not obtain officers and directors insurance covering Indemnitee, the Corporation shall obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors with coverage for losses from wrongful acts, or to ensure the Corporation's performance of its indemnification obligations under this Agreement.

     (b) Indemnitee hereby releases the Corporation and its respective authorized representatives from any claims for indemnification hereunder if and to the extent that Indemnitee receives proceeds from any liability insurance policy or other third-party source in payment or reimbursement for such claims. Indemnitee hereby agrees to assign all proceeds Indemnitee receives under any such insurance policy or third-party agreement to the extent of the amount of indemnification made to Indemnitee under the terms of this Agreement. Finally, Indemnitee shall cause each insurance policy or other third-party agreement by which Indemnitee may be entitled to payment or reimbursement to provide that the insurance company or the third-party agreement by which Indemnitee may be entitled to payment or reimbursement to provide that the insurance company or the third party waives all right of recovery by way of subrogation against the Corporation in connection with any claim for indemnification under this Agreement. If such waiver of subrogation cannot be obtained except with the payment of additional sums in premiums or otherwise, Indemnitee shall notify the Corporation of this fact. The Corporation shall then have ten (10) days after receiving such notice to agree to pay such additional sums. If a waiver of subrogation rights is not obtainable at any price or if the Corporation shall fail to agree to pay such additional sums, Indemnitee shall be relieved of the obligation to obtain the waiver of subrogation rights with respect to any particular insurance policy or third-party agreement.

       14. SAVING CLAUSE. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The provisions of this Agreement (including any provision within a single section, paragraph or sentence) shall be severable in accordance with this Section 14. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law, and this Agreement shall remain enforceable to the fullest extent permitted by law.

         15. NOTICE. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to AccuPoll, Inc., 4440 Von Karman Ave., Suite 125, Newport Beach, California 92660, Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee), together with a copy thereof to Shaw Pittman 2029 Century Park East, Suite 2550, Los Angeles, CA 90067, Attention:
William Peters, Esq. All notices, requests, demands and other communications shall be deemed received three days after the date postmarked if (i) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (ii) sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and shall be within Indemnitee's power.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California without giving effect to its rules of conflicts of laws.

         18. CONSENT TO JURISDICTION. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California, in the County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California..

         19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns (including any direct or indirect successors by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), spouses, heirs, and personal and legal representatives. The Corporation shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Corporation or of any other enterprise.

         20. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees and disbursements, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and crossclaims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         21. SUBSEQUENT INSTRUMENTS AND ACTS. The parties hereto agree that they will execute any further instrument and perform any acts that may become necessary from time to time to carry out the terms of this Agreement.

         22. LIMITATIONS PERIOD. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Corporation or any affiliate of the Corporation against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.








                                 AccuPoll, Inc.,
                                 a Delaware corporation


                                 By:  /s/ Dennis Vadura
                                 Name:  Dennis Vadura
                                 Title: Chief Executive Officer



                                 INDEMNITEE:


                                  /s/ Frank Wiebe
                                  Frank Wiebe